UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Foot Locker, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

April 10, 2009

Company Homepage
2009 Proxy Voting Site Proxy Statement
2008 Annual Report
Welcome to the Foot Locker, Inc. Proxy Voting Site

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April 10, 2009

Welcome to the Foot Locker, Inc. Proxy Voting Site

Foot Locker, lnc.
P R O X Y
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE COMPANY FOR THE ANNUAL MEETING TO BE HELD ON MAY 20, 2009

Gary M. Bahler, Robert W. McHugh, Matthew D. Serra, or any of them, each with power of substitution, are hereby authorized to vote the shares of the undersigned at the Annual Meeting of Shareholders of Foot Locker, Inc., to be held on May 20, 2009, at 9:00 A.M., local time, at Foot Locker, Inc., 112 West 34th Street, New York, New York 10120, and at any adjournment or postponement thereof, upon the matters set forth in the Foot Locker, Inc. Proxy Statement and upon such other matters as may properly come before the Annual Meeting, voting as specified on this voting site with respect to the matters set forth in the Proxy Statement, and voting in the discretion of the above-named persons on such other matters as may properly come before the Annual Meeting. THE PERSONS NAMED ABOVE AS PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SUBMIT YOUR VOTE. YOU MAY SPECIFY YOUR CHOICES BY CHECKING THE APPROPRIATE BOXES, BUT YOU NEED NOT CHECK INDIVIDUAL BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

EMPLOYEE PLANS

IF YOU ARE A PARTICIPANT IN THE FOOT LOCKER 401(k) PLAN OR THE FOOT LOCKER PUERTO RlCO 1165(e) PLAN, THIS PROXY COVERS THOSE SHARES ALLOCATED TO YOUR PLAN ACCOUNT. BY SUBMITTING THIS PROXY (OR VOTING BY TELEPHONE), YOU WILL AUTHORIZE THE PLAN TRUSTEES TO VOTE THOSE SHARES ALLOCATED TO YOUR ACCOUNT AS YOU HAVE DIRECTED.

To vote as the Board of Directors recommends, please check the box below. To vote individually on each proposal, please check the appropriate boxes.

The Board of Directors recommends a vote:
                      "FOR" all Nominees
                      "FOR" Proposal 2
                      "FOR" Proposal 3

Check this box if you wish to vote in accordance with the recommendations of the Board of Directors on all proposals:	☐

1.	ELECTION OF DIRECTORS.

☐ FOR ALL
☐ EXCEPTIONS (To withhold authority to vote for any individual nominee, check the Exceptions box and the box with that nominee’s name.)
☐ WITHHOLD AUTHORITY FOR ALL

☐ Alan D. Feldman - Nominee for a 3-Year Term
☐ Jarobin Gilbert Jr. - Nominee for a 3-Year Term
☐ David Y. Schwartz - Nominee for a 3-Year Term
☐ Cheryl Nido Turpin - Nominee for a 2-Year Term

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.	☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	APPROVAL OF AMENDMENT TO THE BY-LAWS.	☐ FOR ☐ AGAINST ☐ ABSTAIN

If you plan to attend the meeting, please mark this box.	☐

To cast your vote please press "Submit."

THANK YOU FOR VOTING
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